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                                THE RESERVE FUNDS
                         Reserve Private Equity Series

                         Supplement dated March 23, 2000
      to the Statement of Additional Information dated September 30, 1999, as previously supplemented on November 17, 1999
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                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The sub section entitled, "Depository Receipts" should be revised as follows:

Depository Receipts. Reserve International Equity Fund, Reserve Strategic Growth Fund, Reserve Large Cap Growth Fund and Reserve Blue Chip Growth Fund may make investments through the purchase and sale of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts (collectively, "DRs"). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in foreign securities markets. Investments of the Funds in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depository receipts are deemed to be investments in the underlying foreign securities. With respect to the Reserve International Equity Fund, the Fund may also invest in securities of supranational entities such as the World Bank or the European Investment Bank.

   The Funds may purchase DRs whether they are "sponsored" or "unsponsored." "Sponsored" DRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" DRs are issued without participation of the issuer of the deposited security. Generally, holders of unsponsored DRs bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer or pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored DR.

   It should be further noted that DRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders. The Funds may invest in DRs that may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.